UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 10, 2008

_______________________

CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2        Financial Information

Item 2.02        Results of Operations and Financial Condition.

On January 10, 2008, CryoLife, Inc. (“CryoLife” or the “Company”) issued a press release announcing its preliminary revenue results for fiscal 2007 and the fourth quarter thereof. CryoLife hereby incorporates by reference herein the information set forth in its Press Release dated January 10, 2008, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release, and it shall not create any implication that the affairs of CryoLife have continued unchanged since such date.

All statements relating to the Company's fourth quarter and full year 2007 revenues contained in the attached press release are preliminary and unaudited and may change based on the completion by the Company's management and independent auditors of customary year-end closing procedures.

The press release includes tissue preservation and product revenues and combined cardiac and vascular tissue preservation services revenues.  The Company’s GAAP revenues are composed of tissue preservation services and product revenues plus other revenues, which include grant and license revenues. Total other revenues for 2007 are not finalized, but are not expected to exceed one percent of total revenues.  Combined cardiac and vascular preservation services revenues have been adjusted from the comparable segment revenue numbers to exclude revenues related to orthopedic tissue preservation services. Tissue processing segment revenues have been adjusted to exclude revenues from orthopedic tissue processing because the Company discontinued procuring and processing such tissue as of January 1, 2007 and is currently only distributing those tissues that were processed prior to that time.  Because the Company’s revenues from these tissues will be reduced to zero in the near future, the Company believes that the non-GAAP revenue numbers presented provide investors with a more accurate measure of the relative revenue performance of the Company’s continuing tissue preservation business.

CryoLife believes that providing adjusted non-GAAP revenues provides investors with greater transparency to the information used by CryoLife’s management in its financial and operational decision-making and allows investors to see CryoLife’s results through the eyes of management. CryoLife considers these non-GAAP financial measures to be useful metrics for management and investors, allowing CryoLife’s management and investors to compare CryoLife’s recurring core business operating results over multiple periods.

Accordingly, CryoLife believes that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analyses; and

•	a better understanding of how management plans and measures the Company’s underlying business.

The information provided pursuant to this Item 2.02 is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of CryoLife’s reports or filings with the Securities and Exchange Commission (“SEC”), whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Except for the historical information contained in this report, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the press release.  Please refer to the last paragraph of the press release for further discussion about forward-looking statements. For further information on risk factors, please refer to “Risk Factors” contained in CryoLife’s Form 10-K for the year ended December 31, 2006, as filed with the SEC, and any subsequent SEC filings. CryoLife disclaims any obligation or duty to update or modify these forward-looking statements.

Section 9        Financial Statements and Exhibits

Item 9.01(c)    Exhibits.

(a)   Financial Statements.
Not applicable.

(b)   Pro Forma Financial Information.
Not applicable.

(c)   Shell Company Transactions.
Not applicable.

(d)   Exhibits.

Exhibit Number	Description

99.1	Press release dated January 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: January 15, 2008	By: /s/ D. Ashley Lee
Name: D. Ashley Lee
Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer